UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2017

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

✓	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Update Regarding Litigation Related to the Proposed Merger

On March 22, 2017, a purported shareholder class action lawsuit, captioned Brian Zimmer v. Metaldyne Performance Group Inc., et al., Case No. 2:17-cv-10911-MAG-DRG, was filed in the United States District Court for the Eastern District of Michigan (the “District Court”), against Metaldyne Performance Group Inc. (“MPG”) and the members of MPG’s Board of Directors.  The complaint asserts claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, and alleges, among other things, that the joint proxy statement/prospectus that forms a part of the Registration Statement on Form S-4 (Registration No. 333-215161) filed by American Axle & Manufacturing Holdings, Inc. (“AAM”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2017 (the “Registration Statement”) in connection with the solicitation of proxies for the special meeting of AAM’s stockholders scheduled to be held on April 5, 2017 (the “Special Meeting”) contains materially incomplete and misleading statements and/or omits material information.  The complaint seeks, among other things, injunctive relief and an award of attorneys’ fees and expenses.  On March 23, 2017, the plaintiff in the Zimmer action filed a motion for preliminary injunction and a request for an expedited hearing before the Special Meeting.  On March 24, 2017, the District Court scheduled a hearing on such matter for April 3, 2017.  On March 28, 2017, AAM filed this Current Report on Form 8-K with the SEC making supplemental disclosures to the Registration Statement.  Also on March 28, 2017, the plaintiff in the Zimmer action filed a notice with the District Court voluntarily withdrawing his motion for preliminary injunction as moot.

Supplemental Registration Statement Disclosure

On March 6, 2017, AAM filed the Registration Statement.  At the Special Meeting, AAM’s stockholders will vote, among other things, on a proposal to approve the issuance of shares of AAM common stock as part of the consideration to be paid to stockholders of MPG pursuant to the Agreement and Plan of Merger, dated as of November 3, 2016 (as it may be amended from time to time, the “Merger Agreement”), by and among AAM, Alpha SPV I, Inc. (“Merger Sub”) and MPG, pursuant to which Merger Sub will merge with and into MPG (the “Merger”), with MPG surviving the Merger as a wholly-owned subsidiary of AAM.  AAM is electing to make the supplemental disclosures to the Registration Statement set forth below.

SUPPLEMENT TO REGISTRATION STATEMENT

This supplemental information should be read in conjunction with the Registration Statement, which should be read in its entirety.  Page references in the below disclosures are to pages in the Registration Statement, and defined terms used but not defined herein have the meanings set forth in the Registration Statement.  Without admitting in any way that the disclosures below are material or otherwise required by law, AAM makes the following amended and supplemental disclosures:

The section of the Registration Statement entitled “THE MERGER—Background to the Merger” is amended and supplemented as follows:

The disclosure on page 61 of the Registration Statement is amended and supplemented by adding the following new sentence at the end of the fifth full paragraph on such page:

In addition, none of the potential counterparties contacted by BofA Merrill Lynch (including Company A and Company B) entered into a confidentiality agreement with MPG regarding a potential strategic transaction with MPG.

The section of the Registration Statement entitled “THE MERGER—Opinion of MPG’s Financial Advisor—Summary of Material Financial Analyses of MPG” is amended and supplemented as follows:

The disclosure on page 89 of the Registration Statement is amended and supplemented by deleting the phrase “to have similar or reasonably comparable operations to MPG” after the word “considered” in the first sentence of the sub-section titled “Selected Publicly Traded Companies Analysis” on such page and replacing such phrase with the following new phrase:

, based on, among other things, their respective customer bases, growth profiles, manufacturing operations and profit and cash flow margins, to be relevant to an analysis with respect to MPG:

The disclosure on page 89 of the Registration Statement is amended and supplemented by adding columns for 2016 and 2017 EBITDAP multiples to the list of selected publicly traded companies on such page as follows:

	2016 EBITDAP multiple	2017 EBITDAP multiple
American Axle & Manufacturing Holdings, Inc.	4.2x	3.9x
BorgWarner Inc.	6.4x	6.2x
Cooper-Standard Automotive Inc.	5.2x	4.9x
Dana Incorporated	5.1x	4.9x
GKN plc	7.3x	6.7x
Lear Corporation	5.2x	5.1x
Linamar Corporation	4.7x	4.4x
Magna International Inc.	5.2x	4.7x
Martinrea International Inc.	4.2x	3.8x
Tenneco Inc.	5.0x	4.7x
The Schaeffler Technologies AG & Co. KG	5.6x	5.3x

The disclosure on page 90 of the Registration Statement is amended and supplemented by adding a column to the table on such page for the individual Transaction Multiple under the sub-section titled “Selected Precedent Transactions Analysis” as follows:

Acquiror	Target	Announcement Month and Year	Transaction Multiple
Valeo SA	FTE Automotive GmbH	June 2016	8.0x
Musashi Seimitsu Industry Co., Ltd.	Hay Holding GmbH	May 2016	7.0x
The Riberas family	Gestamp Automoción, S.A. (35.0%)	February 2016	6.4x
Linamar Corporation	Montupet S.A.	October 2015	8.8x
Johnson Electric Holdings Limited	Stackpole International	August 2015	10.6x
BorgWarner Inc.	Remy International, Inc.	July 2015	10.2x
Magna International Inc.	GETRAG Group of Companies	July 2015	8.8x
Mahle GmbH	Delphi Automotive Plc.	February 2015	6.8x
Bain Capital, L.P.	TI Automotive Ltd.	January 2015	6.0x
ZF Friedrichshafen AG	TRW Automotive Holdings Corp.	September 2014	7.4x
Clearlake Capital Group	Sage Automotive Interiors, Inc.	September 2014	6.3x
Lear Corporation	Eagle Ottawa, LLC	August 2014	6.0x
Hitachi Metals Automotive Components USA, LLC	Waupaca Foundry, Inc.	August 2014	6.0x
AVIC Electromechanical Systems Co., Ltd.	Hilite International, Inc.	May 2014	8.0x(1) 9.9x(2)
American Securities LLC	Grede Holdings LLC	April 2014	5.3x
American Securities LLC	MD Investors Corporation	December 2012	4.8x
American Securities LLC	HHI Group Holdings LLC	October 2012	5.3x
KPS Capital Partners LP	Waupaca Foundry, Inc.	May 2012	6.1x
(1) IFRS multiple (’13A)
(2) US GAAP multiple (’13A).

The disclosure on page 90 of the Registration Statement is amended and supplemented by adding the following new parenthetical at the end of the first sentence in the last paragraph on such page after the word “EBITDA”:

(which we refer to in this section of this joint proxy statement/prospectus as Transaction Multiple).

The disclosure on page 91 of the Registration Statement is amended and supplemented by adding the following new parenthetical after the phrase “MPG forecasts” and before the phrase “to be approximately $81 million” in the first sentence of the sub-section titled “Discounted Cash Flow Analysis” on such page:

(by, among other things, making certain adjustments to EBITDA)

The disclosure on page 91 of the Registration Statement is amended and supplemented by adding the following new phrase after the phrase “capital asset pricing model” at the end of the third sentence of the sub-section titled “Discounted Cash Flow Analysis” on such page:

, which took into account the risk free rate, the levered beta of MPG, the appropriate equity market risk premium, the size premium of MPG and MPG’s estimated cost of debt.

The section of the Registration Statement entitled “THE MERGER—Opinion of MPG’s Financial Advisor—Summary of Material Financial Analyses of AAM” is amended and supplemented as follows:

The disclosure on page 91 of the Registration Statement is amended and supplemented by deleting the phrase “to have similar or reasonably comparable operations to AAM” in the first sentence of the sub-section titled “Selected Publicly Traded Companies Analysis” on such page and replacing such phrase with the following new phrase:

, based on, among other things, their respective customer bases, growth profiles, manufacturing operations and profit and cash flow margins, to be relevant to an analysis with respect to AAM:

The disclosure on pages 91-92 of the Registration Statement is amended and supplemented by adding columns for 2016 and 2017 EBITDAP multiples to the list of selected publicly traded companies on such pages as follows:

	2016 EBITDAP multiple	2017 EBITDAP multiple
BorgWarner Inc.	6.4x	6.2x
Cooper-Standard Automotive Inc.	5.2x	4.9x
Dana Incorporated	5.1x	4.9x
GKN plc	7.3x	6.7x
Lear Corporation	5.2x	5.1x
Linamar Corporation	4.7x	4.4x
Magna International Inc.	5.2x	4.7x
Martinrea International Inc.	4.2x	3.8x
Metaldyne Performance Group Inc.	5.6x	5.3x
Tenneco Inc.	5.0x	4.7x
The Schaeffler Technologies AG & Co. KG	5.6x	5.3x

The disclosure on page 93 of the Registration Statement is amended and supplemented by adding the following new phrase at the end of the second full sentence on such page following the phrase “capital asset pricing model”:

, which took into account the risk free rate, the levered beta of AAM, the appropriate equity market risk premium, the size premium of AAM and AAM’s estimated cost of debt.

The section of the Registration Statement entitled “THE MERGER—Opinion of MPG’s Financial Advisor—Other Factors” is amended and supplemented as follows:

The disclosure on page 95 of the Registration Statement is amended and supplemented by deleting the word “and” after the end of the first bulleted item appearing on such page, deleting the period at the end of the second bulleted item appearing on such page and replacing it with the new phrase “; and” and by adding the following new bulleted phrase at the end of the bulleted list appearing on such page:

•
in relation to the selected publicly traded companies in the automotive supplier industry analyzed by BofA Merrill Lynch (with respect to both MPG and AAM), BofA Merrill Lynch also observed (i) annual revenue growth rates of between 2% and 7% for calendar years 2016 through 2018, (ii) annual adjusted EBITDA growth rates of between 3% and 10% for calendar years 2016 through 2018, (iii) adjusted EBITDA margins and adjusted EBITDA-capital expenditure margins of between 8% and 18% and between 3% and 11%, respectively, for calendar year 2016, and (iv) return on invested capital (calculated as tax-effected EBIT divided by the sum of total assets less goodwill, intangibles, net non-debt current liabilities and cash), of between 10% and 32% for calendar year 2016, assuming a marginal tax rate of 35%.

The section of the Registration Statement entitled “THE MERGER—Certain Unaudited Prospective Financial Information of AAM and MPG” is amended and supplemented as follows:

The disclosure on page 99 of the Registration Statement is amended and supplemented by adding the following new rows to the table on such page titled “MPG forecasts”:

	Year Ended December 31,
	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net Income	$96	$102	$127	$165	$179
Free Cash Flow	143	120	153	215	257

The disclosure on page 99 of the Registration Statement is amended and supplemented by adding the following new sentence and table on such page following the table titled “MPG forecasts”:

The following tables provide a reconciliation of certain non-GAAP financial measures included in the MPG forecasts to the closest GAAP financial measure:

Reconciliation of Non-GAAP Information - Adjusted EBITDA
	2016E	2017E	2018E	2019E	2020E
	(in millions)
Income before tax	$134	$142	$178	$231	$252

Addbacks to Arrive at Unadjusted EBITDA
Interest expense, net	104	102	102	101	100
Depreciation and amortization	216	232	247	262	275
Unadjusted EBITDA	$454	$476	$527	$594	$627

Adjustments to Arrive at Adjusted EBITDA
Stock-based compensation expense	18	20	20	20	20
Non-recurring acquisition and purchase accounting items	4	3	3	3	3
Non-recurring operational items	17	5	-	-	-
Adjusted EBITDA	$493	$504	$550	$617	$650

Reconciliation of Non-GAAP Information - Free Cash Flow
	2016E	2017E	2018E	2019E	2020E
	(in millions)
Net cash provided by operating activities	$352	$349	$370	$412	$451
Less: Capital expenditures	(209)	(229)	(217)	(197)	(194)
Free Cash Flow	$143	$120	$153	$215	$257

The section of the Registration Statement entitled “THE MERGER—Interests of MPG Directors and Executive Officers in the Merger” is amended and supplemented as follows:

The disclosure on page 103 of the Registration Statement is amended and supplemented by adding the following new paragraph immediately preceding the sub-section titled “Change in Control Severance Plan” on such page:

Other than the AS designees, none of MPG’s directors will continue to serve as directors of the combined company (or of MPG as the surviving corporation in the merger).  As of the date hereof, it is not expected that any of MPG’s executive officers will be employed by MPG or AAM following the effective time of the merger.

Forward Looking Statements

This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the proposed acquisition of MPG and the anticipated consequences and benefits of such proposed acquisition and other information relating to matters that are not historical facts.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  These risks and uncertainties include the receipt and timing of necessary regulatory approvals, the ability to finance the acquisition, the ability to successfully operate and integrate MPG operations and realize estimated synergies, and the other factors detailed in the Registration Statement and from time to time in the reports we file with the SEC, including those described under “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  These forward-looking statements speak only as of the date of this communication.  We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

This Current Report is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AAM or MPG.  In connection with the proposed acquisition of MPG, AAM filed with the SEC the Registration Statement, which contained the form of joint proxy statement of AAM and MPG and also constituted a preliminary prospectus of AAM.  The definitive joint proxy statement/prospectus has been mailed to stockholders of AAM and MPG.  Stockholders of each company and other investors are urged to read the Registration Statement, definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC (including any amendments or supplements thereto) regarding the proposed acquisition as these documents contain (or will contain) important information.  Those documents, as well as AAM’s other public filings with the SEC, may be obtained without charge at the SEC’s website at http://www.sec.gov and at AAM’s website at http://www.aam.com.  Investors may also obtain a free copy of the Registration Statement and joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the Registration Statement and joint proxy statement/prospectus from AAM by directing a request to American Axle & Manufacturing, Inc., One Dauch Drive, Detroit, Michigan 48211, USA, Attention: Investor Relations, Telephone: +1 313-758-2404.

Participants in the Solicitation

AAM and its directors, executive officers and other members of its management and employees may be deemed to be participants in a solicitation of proxies from its stockholders in connection with the proposed transaction.  Information regarding AAM’s directors and executive officers is available in AAM’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 23, 2017.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto) and other relevant materials to be filed with the SEC when they become available.  These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: March 28, 2017	By:	/s/ David E. Barnes
David E. Barnes
General Counsel, Secretary & Chief Compliance Officer